UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):  December 15, 2006 (December 14, 2006)
WINDROSE MEDICAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-31375	35-2166961

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3502 Woodview Trace, Suite 210
Indianapolis, Indiana 46268
(Address and zip code of
principal executive offices)
Registrant’s telephone number, including area code: (317) 860-8180
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On December 14, 2006, the Board of Trustees of Windrose Medical Properties Trust (“Windrose”) approved final bonuses for certain of Windrose’s named executive officers for 2006. Bonuses for the other officers and employees of Windrose will be considered and paid in the ordinary course in 2007. The final bonuses approved by the Board for these named executive officers for 2006 appear in the following table:

Name and Principal Position	2006 Bonus
Fred S. Klipsch, Chairman of the Board and Chief Executive Officer	$210,000
Frederick L. Farrar, President, Chief Operating Officer and Treasurer	$150,000
Daniel R. Loftus, Executive Vice President, Secretary and General Counsel	$ 94,000
Item 8.01. Other Events.
     On December 14, 2006, Windrose issued a press release announcing that its shareholders approved the merger with Health Care REIT, Inc. at the special meeting of shareholders held on December 14, 2006. A copy of this press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01(d). Financial Statements and Exhibits.

(d)	Exhibits

99.1	–	Press Release, dated December 14, 2006 of Windrose Medical Properties Trust
Additional Information and Where to Find It
In connection with the proposed merger, a definitive proxy statement/prospectus was filed with the United States Securities and Exchange Commission (“SEC”) on November 9, 2006. The definitive proxy statement/prospectus was mailed to Windrose’s shareholders on or about November 13, 2006. Investors are urged to read carefully the definitive proxy statement/prospectus and any other relevant documents filed with the SEC because they contain important information. Investors can obtain the definitive proxy statement/prospectus and all other relevant documents filed by Health Care REIT or Windrose with the SEC free of charge at the SEC’s Web site www.sec.gov or, with respect to documents filed by Health Care REIT, from Health Care REIT Investor Relations at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio, 43603-1475, 419-247-2800 and, with respect to documents filed by Windrose, from Windrose Investor Relations at 3502 Woodview Trace, Suite 210, Indianapolis, Indiana, 46268, 317-860-8875.

Cautionary Language Concerning Forward-Looking Statements
This document may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements describe, among other things, the beliefs, expectations and plans of Windrose that are not based on historical facts. These forward-looking statements concern and are based upon, among other things, the prospective merger of Health Care REIT and Windrose and the pro rated dividends. Forward-looking statements include any statement that includes words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Expected results may not be achieved, and actual results may differ materially from expectations. This may be caused by various factors, including, but not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the merger due to the failure to satisfy all conditions to completion of the merger, including receipt of third party approvals without unexpected delays or conditions; the failure to complete the merger for any other reason; other factors affecting the completion of the transaction and subsequent performance; unanticipated developments relating to previously disclosed legal proceedings, other legal proceedings that may be instituted against Health Care REIT and Windrose relating to the merger, or similar matters; changes in economic or general business conditions; issues facing the health care industry; and other risks and uncertainties described from time to time in Windrose’s public filings with the SEC. Windrose does not assume any obligation to update or revise any forward-looking statements or to update the reasons why actual results could differ from those projected in any forward-looking statements.
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WINDROSE MEDICAL PROPERTIES TRUST
Date: December 15, 2006	By:	/s/ Paula Conroy
Paula Conroy
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description

99.1	–	Press Release, dated December 14, 2006 of Windrose Medical Properties Trust